UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024 (October 22, 2024)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

516-586-5643

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Effective October 15, 2024 and ratified by the Board of Directors on October 22, 2024, the Company entered into an Agreement with BLG, LLC, to purchase a Convertible Promissory Note in the principal amount of up to $500,000. BLG, LLC, consists of three affiliates of the Company (Directors Greg Schoener (also Interim COO), Turk Stovall, and Bob Weerts) and two shareholders (one of whom is the brother of Greg Schoener).

Amounts outstanding under the Note will bear interest at a rate of 7.5% per annum. The maturity date of this Note is April 15, 2025. The Note is secured by the Company’s Intellectual Property (IP)/patents. The Note will convert into securities in the Company at the terms of a later capital raise (or other source of funding) in excess of $3.0 million, which must be completed within six (6) months, and other terms as defined in the Note and Security Agreements (attached as exhibits).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 31, 2024, Bill Rupp (“BR”) will step down as a member of the Board of Directors of the Company but will continue in his role on the Company’s Advisory Board.

Item 7.01  Regulation FD Disclosure.

On October 24, 2024 , the Company issued a press release entitled “Bion Gives Progress Update” which press release has been placed on the Investors page of our website.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Bion BLG, LLC Promissory Note
10.2	Security Agreement
99.1	Press Release titled “Bion Gives Progress Update”
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Stephen Craig Scott
Date: October 24, 2024	Name:	Stephen Craig Scott Interim CEO